Exhibit 32.2

CERTIFICATION TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, I, Alan Urbani, Chief Financial Officer and Principal Accounting Officer of GT Biopharma, Inc. (the “Company”), hereby certify that, to the best of my knowledge:

(i) the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 14, 2025	By:	/s/ Alan Urban
	Name:	Alan Urban
	Title:	Chief Financial Officer & Secretary
(Principal Financial Officer)